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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2005


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



           Texas                          0-25141                76-0579161
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         9600 Bellaire Boulevard, Suite 252
                  Houston, Texas                                  77036
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

     On October 27, 2005, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its financial results for the third quarter ending September 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01       Financial Statements and Exhibits.

       (c) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

                Exhibit
                Number            Description of Exhibit
                ------            ----------------------

                99.1 Press Release issued by MetroCorp Bancshares, Inc. dated October 27, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METROCORP BANCSHARES, INC.



Dated: October 27, 2005                 By: /s/ George M. Lee
                                            -----------------------
                                            George M. Lee
                                            Chief Executive Officer



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                                  EXHIBIT INDEX

         Exhibit
         Number                   Description of Exhibit
         ------                   ----------------------

         99.1 Press Release issued by MetroCorp Bancshares, Inc. dated October 27, 2005.